                                                                    EXHIBIT 10.4

The securities offered hereby have not been registered under the United States Securities Act of 1933 (the "1933 Act") or the securities laws of any state of the United States or any other area subject to the jurisdiction of the United States, and may not be offered or sold, directly or indirectly or delivered in the United States or to or for the account of a U.S. person unless registered under the 1933 Act. The securities have not been approved by the Securities and Exchange Commission, nor have any State securities regulatory authorities passed upon or endorsed the merits of this Offering or the adequacy or accuracy of these offering documents. The securities are subject to restrictions on transferability and resale and may not be transferred or resold in the United States or to a U.S. person unless they are registered under the 1933 Act and applicable State securities laws or unless an exemption from such registration is available. Any representation to the contrary is unlawful.

                                 PROMISSORY NOTE

TO:  WELCOME OPPORTUNITIES LTD.             Burnaby, British Columbia

FOR VALUE RECEIVED, PCSupport.com, Inc. ("Maker") hereby promises to pay to the order of Welcome Opportunities Ltd. (hereinafter referred to, together with any subsequent holder of this Note, as the "Holder"), on or before November 23rd, 2001 at 1450 Creekside Drive, Suite 800, Vancouver, British Columbia, V6J 5B3 or at such other address as may be specified by any Holder, the principal sum of $100,000 IN UNITED STATES FUNDS (hereinafter referred to as the "Principal Sum") plus accrued interest at the rate of ten percent (10%) per annum.

The Principal Sum or such amount thereof as is outstanding plus accrued interest as aforesaid shall become immediately due and payable upon November 23rd, 2001. The Maker shall be entitled to prepay the Principal Sum plus accrued interest at any time without penalty or bonus.

Maker and all parties now or hereafter liable for payment of this Note, primarily or secondarily, directly or indirectly, and whether as endorser, guarantor, surety or otherwise, hereby severally (a) waive presentment, demand, protest, notice of protest, notice of dishonour and all other notices and demands whatever, (b) consent to impairment or release of collateral, extension of time for payment, and acceptance of late or partial payments, (c) waive any right to require Holder to proceed against any security for this Note before proceeding hereunder, and (d) agree to pay all costs and expenses, including legal fees, which may be incurred by Holder in collecting this Note or in enforcing and realizing upon any security for this Note. In the event judgment is obtained upon this Note, Maker waives all rights and benefits under any law exempting its property from levy, execution, attachment or garnishment.

If any provision of this Note or of any other document securing or executed in connection with this Note is, for any reason and to any extent, invalid or unenforceable, then neither the remainder of the document in which such provision is contained, nor the application of the provision to other persons, entities or circumstances, nor any other document referred to in this Note, shall be affected by such invalidity or unenforceability, and there shall be deemed substituted for the invalid or unenforceable provision the most similar provision which would be valid and enforceable under applicable law.

The Maker hereby acknowledges that it has been advised to seek independent legal advice with respect to this Note.

Regardless of the place of its execution, this Note shall be construed and enforced in accordance with the laws of the Province of British Columbia.

Dated at Burnaby, British Columbia this 24th day of October, 2001.

SIGNED, SEALED AND DELIVERED BY
PCSUPPORT.COM, INC.

Per      /s/ Mike McLean
    ----------------------------------------
      (Please sign)

         Mike McLean
--------------------------------------------
(Please print name of Authorized Signatory)